UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 24, 2018

Instructure, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37629	26-3505687
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

6330 South 3000 East, Suite 700 Salt Lake City, UT	84121
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 203-6755

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

Instructure, Inc. (“Instructure”) held its 2018 Annual Meeting of Stockholders on May 24, 2018 (the “Annual Meeting”).  Of the 34,285,104 shares of Instructure’s common stock outstanding as of the record date of March 26, 2018, 31,134,547 shares were represented at the Annual Meeting, either in person or by proxy, constituting 90.81% of the outstanding shares of common stock.  The matters voted on at the Annual Meeting and the votes cast with respect to each such matter are set forth below:

1.

Election of Directors.  Each of the following nominees was elected to serve as a director until Instructure’s 2018 Annual Meeting of Stockholders and until his or her successor is elected, or, if sooner, until such director’s death, resignation or removal based on the following results of voting:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Joshua L. Coates	29,904,406	663,117	3,567,024
Steven A. Collins	27,210,885	356,638	3,567,024
William M. Conroy	21,678,018	5,889,505	3,567,024
Ellen Levy	21,677,682	5,889,841	3,567,024
Kevin Thompson	27,231,776	335,747	3,567,024
Lloyd G. Waterhouse	20,968,606	6,598,917	3,567,024

2.

Advisory Approval of the Compensation of the Company’s Named Executive Officers. The proposal to approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the proxy statement, was approved based on the following results of voting:

Votes For	Votes Against	Abstentions	Broker Non-Votes
27,455,393	60,918	51,212	3,567,024

3.

Advisory Approval of the Frequency of Votes on the Compensation of the Company’s Named Executive Officers. The proposal to approve, on an advisory basis, the frequency of solicitation of future advisory votes to approve compensation of the Company’s named executive officers was approved with the frequency of every year based on the following results of voting:

One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
24,724,452	121,706	10,606	2,710,759	3,567,024

4.

Ratification of Appointment of Independent Registered Public Accounting Firm. The selection by the Audit Committee of the Board of Directors of Instructure of Ernst & Young LLP as Instructure’s independent registered public accounting firm for the fiscal year ending December 31, 2018 was ratified based on the following results of voting:

Votes For	Votes Against	Abstentions	Broker Non-Votes
31,028,114	47,221	59,212	__

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Instructure, Inc.

Dated: June 1, 2018
	By:	/s/ Matthew A. Kaminer
Matthew A. Kaminer
Senior Vice President, General Counsel and Secretary